Exhibit 99.1 Confidential and Subject to Change Lender Presentation March 16, 2023

Confidential and Subject to Change General: Statements contained in this presentation and the information contained herein (collectively, the “Materials”) describing documents and agreements are summaries only and such summaries are qualified in their entirety by reference to such documents and agreements. Nothing contained in the Materials is, or shall be relied upon as, a promise or representation, either express or implied, as to future performance. In addition, the information contained in the Materials is as of the date hereof (except where otherwise expressly noted), and the Company and its representatives have no obligation to update such information, including in the event that such information becomes inaccurate. The Materials have been prepared solely for informational purposes only. The recipient should not construe the contents of the Materials as legal, tax, accounting, investment advice or recommendation or business, financial or related advice. The recipient should consult its own counsel and tax and financial advisors as to legal and related matters concerning the matters described in the Materials. No person providing any Materials is acting as a fiduciary or advisor with respect to the Materials. The Materials do not purport to be all-inclusive or to contain all of the information that the recipient may require. To the maximum extent permitted by law, none of the Company, its representatives, nor any other person accepts any liability, including, without limitation, any liability arising out of fault or negligence for any loss arising from the use of the information contained in the Materials. The Materials do not constitute an offer to sell or the solicitation of an offer to buy any securities, assets or business of the Company. Forward-Looking Statements: The Materials contain statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the Company’s expected future performance (including expected results of operations and financial guidance), future financial condition, potential impact of the ongoing coronavirus (COVID-19) pandemic, anticipated operating results, strategy plans, future liquidity and financial position. Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the Company’s future plans, objectives or goals are also forward-looking statements, which reflect the current views of the Company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the Company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the Company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The factors that may affect the Company’s results include, among others: the overall impact of the global supply chain complexities on the Company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; the ability of the Company to raise necessary equity capital to pay its 2024 senior notes at maturity if there is insufficient participation in the current exchange offer for those notes; the Company’s ability to generate sufficient cash or have access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the Company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness; the Company’s ability to comply with the covenants contained in the agreements governing its debt and to successfully refinance its debt in the future; the Company’s ability to successfully convert its backlog into sales, including its ability to overcome supply chain and liquidity challenges; the ultimate impact of the ongoing COVID-19 pandemic and other public health emergencies, including further adverse effects to the Company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations; the Company’s ability to successfully meet its cost- reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150 million-plus cost savings plan; the success of the Company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business; the impact of a cybersecurity breach or operational failure on the Company’s business; the Company’s ability to attract, retain and motivate key employees; the Company’s reliance on suppliers, subcontractors and availability of raw materials and other components; changes in the Company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes; the Company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances; the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the Company’s favor at the lower court level in May 2022) and the merger/squeeze-out; the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the Company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit; the impact of competitive pressures, including pricing pressures and technological developments; changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the war between Russia and Ukraine and the tension between the U.S. and China), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the Company’s operations; the Company’s ability to maintain effective internal controls; unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments; the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the Company’s ability to comply with applicable laws and regulations; and other factors included in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2022 and in other documents the company files with the SEC. You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements. The Company assumes no obligation to update any forward- looking statements, which speak only to the date of the Materials. Non-GAAP Financial Measures and Other Information: To provide investors with additional information regarding our financial results, the Company discloses certain financial measures that are not prepared in accordance with GAAP, including adjusted EBITDA. The Company uses these non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the Company uses these non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The Company also believes providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The Company also believes these non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its non-GAAP financial measures are specific to the Company and the non-GAAP financial measures of other companies may not be calculated in the same manner. We provide adjusted EBITDA because we believe that investors will find adjusted EBITDA to be a useful measure for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures and working capital requirements. See page 8 to page 10 for a reconciliation of the non-GAAP financial measures used in the Materials to their most comparable GAAP measure. With respect to the Company's outlook for the non-GAAP financial measures used in the Materials, it is not providing a reconciliation to the most comparable GAAP measure because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort.

Confidential and Subject to Change Situation Overview Diebold Nixdorf (“Diebold” or the “Company”) appreciates the opportunity to update its lenders on its capital structure and recent performance n The business is exhibiting strong performance as indicated by the following: „ Continued strong backlog of ~$1.478bn as of February 2023 ($1.40bn as of December 2022) „ Company continues to maintain a strong order entry in quarter-to-date Q1’23 (~$219mm) „ Through February, the Company is on track to achieve its Q1’23 revenue target n Diebold is currently facing near term pressure on liquidity stemming from: „ The Company has continued to operate its manufacturing facilities to fulfill existing orders and is currently procuring for Q2 given lead times resulting in a steady use of cash to achieve the demand plan / production forecast „ Slower-than-expected conversion of inventory into revenue „ Realized revenue and EBITDA below expectations for Q4’22 and Jan’23 „ ABL borrowing base availability below expectations due to: ● Structure of business in lending jurisdictions is insufficient to support $250mm borrowing base; many other assets in jurisdictions outside of the borrowing base are excluded from any calculations ● The Company loses borrowing base capacity when shipping inventory from Germany to non-borrowing base entities ● Higher deferred revenue and deposits offsetting receivable balance given timing of annual service contract renewals, and product prepayments ● Lower accounts receivable balances as a result of collections outpacing billings ● Company has been unable to fully borrow in certain countries due to local / customer level restrictions „ At the conclusion of the transaction last year and consistent with prior years, the Company made significant payments to its suppliers and that further suppressed liquidity n The Company is facing the following near-term liquidity needs and would like to discuss with lenders (i) a going-concern waiver, (ii) the immediate solutions to achieve temporary incremental liquidity and (iii) the long-term considerations regarding its capital structure 1 Note: Company updating 2023 Financial Projections

Confidential and Subject to Change Q1 Financial Update ($ in millions) Financial Performance February QTD Results Financial Performance n Order Entry: QTD February order entry is $57M above AOP, Q1'23 Q1'22 primarily due to outperformance in Banking in the Americas. Order entry is lower than prior year due to several large Banking orders and timing in Retail that occurred in the prior year comparable QTD QTD Quarter period. Forecasted backlog exiting Q1 positions the Company well Total Feb Act Feb AOP To Go QTD Feb Q1 for the remainder of 2023 Gross OE $219 $162 $103 $254 $449 n Revenue: QTD February consolidated revenue is ~$20M lower Revenue $476 $496 $359 $460 $787 than AOP, which is largely a function of the timing of installations Services 321 319 1 77 315 504 and certain customer projects. QTD growth over prior year is Products 155 177 1 82 145 284 primarily due to improvement in Banking performance (particularly Gross Profit $109 $116 $92 $98 $178 in North America / LATAM). Expected Q1 revenue of ~$835M GM% 22.9% 23.4% 25.5% 21.2% 22.6% represents ~6% growth year-over-year Services 8 7 9 1 63 91 147 „ Services: ~$2M favorable to the AOP primarily due to GM% 27.3% 28.6% 35.3% 28.8% 29.3% outperformance in billed work. Growth of ~2% over the prior Products 2 1 2 5 29 7 31 year QTD figures due to higher volume and increased billed GM% 13.8% 13.9% 16.0% 4.7% 11.0% work SG&A $89 $83 $38 $103 $150 „ Products: ~$22M unfavorable to AOP due to timing of R&D 1 8 1 9 7 22 29 deliveries and certain installations. Growth of ~7% over the OP 2 1 4 47 (27) (1) prior year reflects higher volume – particularly in North America OP% 0.3% 2.8% 13.0% (5.8%) (0.2%) and Latin America. Expected Q1 revenue of $337M represents Non-GAAP Adj. EBITDA 1 1 2 4 53 (17) 15 ~19% growth year-over-year EBITDA% 2.3% 4.9% 14.7% (3.7%) 1.9% n Gross Margin: On a consolidated basis, 50bps lower than AOP at Revenue Units 22.9% ATM Units 5 ,157 4 ,862 6 ,599 5,279 9,671 „ Services: ~130bps lower than AOP due to timing and one-time SCO Units 4 ,450 6,352 5 ,015 5,489 7,222 items, as well as pockets of higher cost in North America. Q1 EPOS Units 1 1,111 20,004 2 0,389 2 1,516 3 4,437 margin is expected to be ~80bps higher than prior year Q1’23 Backlog Detail „ Products: In-line with AOP, which is primarily due to the impact of pricing actions and cost management initiatives, but partially Dec-22 Jan-23 Feb-23 Mar-23 offset by mix impacts and lower volume in Retail. Expected Q1 Actual Actual Actual Forecast margin is modeled to be ~390bps favorable to prior year Beginning Backlog $1,400 $1,486 $1,478 n OPEX: QTD February SG&A is ~$6M unfavorable to AOP primarily Product Order Entry 128 91 103 due to timing. R&D is in-line with AOP. Total QTD operating Backlog Revaluation 14 - - expenses ~$17M favorable to prior year due to continued execution Product Revenue (56) (99) (182) on cost savings and efficiency initiatives Ending Backlog $1,400 $1,486 $1,478 $1,399 2 Note: Company updating 2023 Financial Projections; March 2023 forecast based on Q1 AOP and subject to change; Q1’22 financials exclude assets held for sale / divestitures and are shown as constant currency, and may not reconcile with publicly reported figures; with respect to the Company's outlook for the non-GAAP financial measures used in the materials, it is not providing a reconciliation to the most comparable GAAP measure because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort.

Confidential and Subject to Change

Production Update

ATM Shipments


14.1k
12.8k
12.0k
12.4k
13.8k
17.0k
51.4k
60.7k
1Q22
2Q22
3Q22
4Q22
1Q23E
2Q23E
2022
2023

Projected 1H'23 ATM shipments of 30.8K, reflecting a YoY increase of ~14% vs 26.9K in 1H'22

SCO Shipments


6.0k
5.4k
4.6k
7.5k
8.0k
9.3k
23.6k
38.4k
1Q22
2Q22
3Q22
4Q22
1Q23E
2Q23E
2022
2023

Projected 1H'23 SCO shipments of 17.3K, reflecting a YoY increase of ~51% vs 11.4K in 1H'22

January Overview

- **ATM Shipments**
  - ATM shipments are expected to increase to ~14k units in Q1, which is 1.5-2k improvement versus the trailing three-quarter trend and relatively in-line with the prior year
    - QTD 8,088 of Q1 units have been shipped
  - The current demand plan reflects approximately 17k units in Q2
    - 100% of Q2 shipments have been confirmed with the Plant[1]
  - In addition to shipment units, the Company expects to end Q1 with approximately 10k-12k+ units in finished goods, which further de-risks the 2Q / 3Q Product revenue forecast as the Company works to accelerate installations
    - The Company has begun to procure for Q2 units
  - Through 1H23 – the Company expects to have produced ~50% of the FY23 ATM shipment plan
- **SCO Shipments**
  - Q1 SCO shipments are expected to be approximately 8k, which marks a 1k sequential improvement and 2k increase over the prior year
    - QTD 4,058 of Q1 units have been shipped
  - In Q2, production is expected to gap up an incremental 1k units to 9k
    - 100% of Q2 shipments have been confirmed with Plant
  - Through 1H23 – the Company expects to have produced ~45% of the FY23 SCO shipment plan

3

Note: Company updating 2023 Financial Projections; preliminary QTD figures as of end of February 2023
1. Excluding India

Confidential and Subject to Change Delivery Update Through February: Banking (ATM) The Company shipped 8,088 units through January and February Deliveries Map Deliveries by Plant / Region 4

Confidential and Subject to Change Delivery Update Through February: Retail (SCO) The Company shipped 4,058 units through January and February Deliveries Map Deliveries by Plant / Region 5

Confidential and Subject to Change

Liquidity Bridge from Q4'22E to Q4'22A

($ in millions)

The Company's Q4'22 ending liquidity was $54mm below the cleansing material forecast


$399
($28)
$47
$42
($6)
($47)
($9)
($8)
($25)
($20)
$345
1
2
3
4
5
6
7
8
Q4'22E Liquidity (8+4)
(-) Non-GAAP Adj. EBITDA
(+) Changes in Working Capital
(+) Other OCF
(-) Capex
(-) Debt Service
(-) Other Debt Paydown
(-) Borrowing Base
(-) Other Transaction Fees
(-) Other
Q4'22A Liquidity

1. Revenue missed the 8+4 forecast by $60mm, largely the result of delayed shipments and related attach
   - 1,750 ATM units, 1,500 SCO units, 4,500 EPOS units were moved out of the 8+4 model when the Company re-forecasted the 9+3 model
     - As a result, projected Q4'22 revenue declined from $1,018mm to $961mm; the Company outperformed the 9+3 Q4'22 forecast by $4mm
2. Working capital inflows from Sept. – Dec. were driven by the Company's A/R and inventory balances increasing ~$32mm and ~$72mm more than anticipated, respectively; outflows were offset by favorable increases in A/P and deferred revenue balances of ~$30mm A/P and ~$120mm, respectively
3. Other OCF includes ~$7mm inflow from income tax, ~$8mm inflow from pension and ~$27mm inflow from prepaid expenses / other
4. Debt service was ~$47mm more than anticipated in Q4'22 as a result of accrued interest payments that accompanied the transaction
5. Additional debt paydown is comprised of ~$9mm in miscellaneous debt paydowns in Brazil
6. The Company's ABL availability as of Q4'22 close was lower than anticipated as a result of a smaller borrowing base
7. Other transaction fees include ~$10mm in outflows related to structuring premium, $11mm in capitalized third party ABL financing fees and ~$4mm in additional lender fees
8. Other includes ~$11mm in legal settlements over the course of Q3'22 and Q4'22 related to impaired cloud-based ERP implementation fees, ~$3mm in FX, ~$2mm in cash flows from assets held for sale, $2.8mm in distributions to NCI and $2.1mm in lease payments

6

Note: Liquidity represents the Company's global cash balance, short term investments and ABL availability

Diebold Nixdorf

Confidential and Subject to Change

Liquidity Bridge from Q4'22A to February 2023

($ in millions)

Liquidity has declined by ~$150mm since the end of Q4'22, driven primarily by working capital payments, the borrowing base reduction and other operating cash flow payments


$345
($60)
($2)
($2)
$42
($90)
($2)
($14)
$2
$218
($29)
$5
($8)
$186
Q4'22 Ending Liquidity
(-) Certain Foreign AP Paydown
(-) Borrowing Base
(-) Non-GAAP Adj. EBITDA
(+) Other Changes in W/C
(-) Other OCF
(-) Capex
(-) Debt Service
(+) Other
January Liquidity
(-) Borrowing Base
(+) Cash Flows
(-) Debt Service
February 28 Liquidity
1
2
3
4
2

Commentary

1. As a part of the transaction, the Company paid down certain foreign AP due as of November 30, this payment was previously anticipated to occur in Q4'22, but got pushed to Q1'23
2. In addition to the ~$8mm liquidity hit in Q4'22, the borrowing base has declined by ~$31mm in 2023, declining by ~$2mm at the January reset date and ~$29mm at the February reset date
3. Aside from the certain foreign AP paydown, the net change in accounts receivable and deferred revenue balances resulted in cash inflow of $94mm; this was accompanied by a $56mm investment in inventory and a $4mm inflow from other AP
4. Other OCF is comprised of $33mm in net VAT and sales tax accruals, $14mm in pension contributions and $6mm in income tax payments

7

Note: Liquidity represents the Company's global cash balance, short term investments and ABL availability; February 28 liquidity represents estimated February ending prior to the monthly close process

Appendix

Confidential and Subject to Change GAAP to Non-GAAP Reconciliation February 2022 QTD ($ in millions) Services Products Total GAAP Revenue $332 $158 $490 Held for Sale non-core European retail business (2) (1) (2) Constant Currency (11) (7) (18) Divestitures (4) (6) (10) Non-GAAP Revenue $315 $145 $460 Services Products Total GAAP Gross Profit $94 $7 $102 Restructuring and transition - - - Held for Sale non-core European retail business 1 0 1 Constant Currency (3) (1) (4) Divestitures (1) - (1) Non-GAAP Gross Profit $91 $7 $98 GAAP Gross Margin 28.5% 4.7% 20.8% Non-GAAP Gross Margin 29.0% 4.6% 21.3% Sales Gross Profit SG&A R&D Operating Profit GAAP Operating Profit / (Loss) $490 $102 $123 $24 ($45) Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash) - - (13) - 13 Held for Sale non-core European retail business (2) 1 (3) (2) 5 Other - - 1 - (1) Constant Currency (18) (4) (5) (1) 2 Divestitures (10) (1) (1) (0) (0) Non-GAAP Operating Profit / (Loss) $459 $98 $103 $22 ($27) GAAP % of Revenue 20.8% 25.0% 5.0% (9.2%) Non-GAAP % of Revenue 21.3% 22.4% 4.7% (5.8%) Feb QTD Net Loss ($118) Income Tax Expense (Benefit) 42 Interest Income (1) Interest Expense 32 D&A 22 EBITDA ($23) Share-Based Compensation 0 Amortization of Cloud-Based Software Implementation Costs 0 Foreign Exchange (Gain) / Loss, net 3 Miscellaneous, net (3) Equity in loss of unconsolidated subsidaries (0) Restructuring Expenses - Refinancing Related Costs - Other Non-Routine Expenses (0) Held for Sale non-core European retail business 4 1 Adjusted EBITDA ($17) Adjusted EBITDA Margin (3.8%) 8 1. Adjusted EBITDA is not adjusted for changes from constant currency or divestitures as impact is immaterial

Confidential and Subject to Change

GAAP to Non-GAAP Reconciliation
Q1'22

($ in millions)

	Services	Products	Total
GAAP Revenue	**$526**	**$304**	**$830**
Held for Sale non-core European retail business	(3)	(3)	(6)
Constant Currency	(16)	(11)	(28)
Divestitures	(4)	(6)	(10)
Non-GAAP Revenue	**$504**	**$284**	**$787**

	Services	Products	Total
GAAP Gross Profit	**$152**	**$33**	**$185**
Restructuring and transition	-	-	-
Held for Sale non-core European retail business	0	(1)	(1)
Constant Currency	(5)	(2)	(6)
Divestitures	(1)	0	(1)
Non-GAAP Gross Profit	**$147**	**$31**	**$178**
GAAP Gross Margin	*28.9%*	*11.0%*	*22.3%*
Non-GAAP Gross Margin	*29.1%*	*11.0%*	*22.6%*

	Sales	Gross Profit	SG&A	R&D	Impairment	Sale G/L	Op Profit
GAAP Operating Profit / (Loss)	**$830**	**$185**	**$181**	**$32**	**$55**	**$0**	**($83)**
Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash)	-	-	(19)	-	-	-	19
Held for Sale non-core European retail business	(6)	(1)	(4)	(2)	-	-	5
Other	-	-	(2)	-	(55)	-	58
Constant Currency	(28)	(6)	(5)	(1)	-	-	0
Divestitures	(10)	(1)	(1)	(1)	-	-	1
Non-GAAP Operating Profit / (Loss)	**$787**	**$178**	**$150**	**$29**	**$ -**	**$0**	**($1)**
GAAP % of Revenue		*22.3%*	*21.8%*	*3.9%*	*6.7%*	*0.0%*	*(10.1%)*
Non-GAAP % of Revenue		*22.6%*	*19.1%*	*3.7%*	*0.0%*	*0.0%*	*(0.2%)*

	Q1'22
Net Loss	**($184)**
Income Tax Expense (Benefit)	51
Interest Income	(1)
Interest Expense	48
D&A	33
EBITDA	**($53)**
Share-Based Compensation	2
Amortization of Cloud-Based Software Implementation Costs	1
Foreign Exchange (Gain) / Loss, net	5
Miscellaneious, net	(3)
Equity in loss of unconsolidated subsidaries	1
Restructuring Expenses	-
Refinancing Related Costs	-
Other Non-Routine Expenses	58
Held for Sale non-core European retail business	5
Adjusted EBITDA[1]	**$15**
Adjusted EBITDA Margin	*1.9%*

9

1. Adjusted EBITDA is not adjusted for changes from constant currency or divestitures as impact is immaterial

Diebold Nixdorf

Confidential and Subject to Change GAAP to Non-GAAP Reconciliation February 2023 QTD ($ in millions) Services Products Total GAAP Revenue $322 $157 $479 Held for Sale non-core European retail business (1) (2) (3) Non-GAAP Revenue $321 $155 $476 Services Products Total GAAP Gross Profit $87 $22 $109 Restructuring and transition 1 0 1 Held for Sale non-core European retail business 0 (1) (1) Non-GAAP Gross Profit $87 $21 $109 GAAP Gross Margin 26.9% 14.1% 22.7% Non-GAAP Gross Margin 27.3% 13.8% 22.9% Sales Gross Profit SG&A R&D Op Profit GAAP Operating Profit / (Loss) $479 $109 $108 $20 ($20) Restructuring and transition - 1 (3) (1) 5 Refinancing related costs - - (2) - 2 Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash) - - (12) - 12 Held for Sale non-core European retail business (3) (1) (2) (2) 2 Other - - (1) - 1 Non-GAAP Operating Profit / (Loss) $476 $109 $89 $18 $2 GAAP % of Revenue 22.7% 22.5% 4.3% (4.1%) Non-GAAP % of Revenue 22.9% 18.7% 3.8% 0.3% Feb QTD Net Loss ($89) Income Tax Expense (Benefit) 17 Interest Income (1) Interest Expense 54 D&A 20 EBITDA $0 Share-Based Compensation 0 Amortization of Cloud-Based Software Implementation Costs 1 Foreign Exchange (Gain) / Loss, net 2 Miscellaneous, net (1) Restructuring and transition 5 Refinancing Related Costs 2 Other Non-Routine Expenses 1 Held for Sale non-core European retail business 2 Adjusted EBITDA $11 Adjusted EBITDA Margin 2.3% 10 Note: Income tax expense for February 2023 has not yet been recorded in accordance with the Company’s normal closing timeline

Confidential and Subject to Change GAAP to Non-GAAP Reconciliation January 2023 ($ in millions) Jan 2023 Net Loss ($65) Income Tax Expense (Benefit) 17 Interest Income (1) Interest Expense 26 D&A 10 EBITDA ($13) Share-Based Compensation 1 Amortization of Cloud-Based Software Implementation Costs 0 Foreign Exchange (Gain) / Loss, net 5 Miscellaneous, net (1) Restructuring and transition 4 Refinancing Related Costs 0 Other Non-Routine Expenses 0 Held for Sale non-core European retail business 1 Adjusted EBITDA (2) Adjusted EBITDA% (0.8%) 11